EXHIBIT 99.1


          American River Bankshares announces 3rd Quarter EPS of $0.41

Sacramento, CA, October 19, 2006 - American River Bankshares (NASDAQ-GS: AMRB) today reported diluted earnings per share for the third quarter of 2006 of $0.41, a 7.9% increase from $0.38 during the second quarter of 2006 and no change from the third quarter of 2005. Net income for the third quarter of 2006 increased 6.5% to $2,275,000 from $2,137,000 during the second quarter of 2006 and decreased 4.3% to $2,376,000 for the third quarter of 2005. Diluted earnings per share for the nine months ended September 30, 2006 increased 1.7% to $1.17 from $1.15 diluted earnings per share and net income rose 0.6% to $6,655,000 from $6,617,000 for the nine months ended September 30, 2005.

"American River Bankshares has been able to show improvement in a very challenging banking environment," said David T. Taber, President and CEO of American River Bankshares. "We didn't let the fact that second quarter earnings were below our expectations change our direction with the strategic plan and as a result, are encouraged by our effort in the third quarter."

Net interest income for the third quarter of 2006 increased 1.5% to $6,798,000 from $6,699,000 for the second quarter of 2006 and increased 0.7% from $6,753,000 for the third quarter of 2005. Interest income for the third quarter of 2006 increased 2.9% to $9,737,000 from $9,463,000 for the second quarter of 2006 and increased 13.7% from $8,562,000 for the third quarter of 2005. For the nine months ended September 30, 2006, net interest income increased 4.0% to $20,289,000 from $19,507,000 and interest income increased 16.8% to $28,317,000 from $24,247,000 for the nine months ended September 30, 2005.

Net interest margin as a percentage increased to 5.01% for the third quarter of 2006 from 4.96% for the second quarter of 2006 and from 4.92% for the third quarter of 2005. For the nine months ended September 30, 2006, net interest margin as a percentage increased to 5.03% from 4.95% for the nine months ended September 30, 2005.

Interest expense for the third quarter of 2006 increased 6.3% to $2,939,000 from $2,764,000 for the second quarter of 2006 and increased 62.5% from $1,809,000 for the third quarter of 2005. For the nine months ended September 30, 2006, interest expense increased 69.4% to $8,028,000 from $4,740,000.

Noninterest income for the third quarter of 2006 increased 1.3% to $605,000 from $597,000 for the second quarter of 2006 and increased 1.9% from $594,000 for the third quarter of 2005. For the nine months ended September 30, 2006, noninterest income increased 4.4% to $1,836,000 from $1,759,000. Noninterest expense decreased 0.6% to $3,602,000 from $3,622,000 in the second quarter of 2006 and increased 4.0% from $3,464,000 for the third quarter of 2005. For the nine months ended September 30, 2006, noninterest expense increased 6.5% to $10,862,000 from $10,195,000. This increase is primarily related to higher personnel costs (up $415,000 or 7.9% excluding FAS 123 (R) related costs), occupancy expense (up $88,000 or 5.6%), professional fees (up $47,000 or 8.4%) and costs associated with adopting FAS 123(R) ($160,000).

Net loans as of September 30, 2006 decreased $17,779,000 (4.5%) to $374,396,000 from $392,175,000 as of June 30, 2006 but increased $16,140,000 (4.5%) from
$358,256,000 as of September 30, 2005. From December 31, 2005, net loans increased $8,825,000 (2.4%) from $365,571,000. Total deposits as of September 30, 2006 increased $12,834,000 (2.7%) to $493,444,000 from $480,610,000 as of
June 30, 2006 but decreased $25,211,000 (4.9%) from $518,655,000 as of September
30, 2005. From December 31, 2005, total deposits decreased $7,262,000 (1.5%) from $500,706,000. Short-term borrowings decreased 55.0% to $25,566,000 at September 30, 2006 from $56,840,000 at June 30, 2006. Short-term borrowings are up 35.6% from $18,860,000 at September 30, 2005.

"Our net interest margin is back above 5%, due in large part to the fact that we were able to cut short-term borrowings in half over last quarter," said Mr. Taber. "We accomplished this major shift by working hard to increase core deposits, while at the same time decreasing our investment portfolio."



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Credit quality remains good, with nonperforming loans and leases at 0.08% of total loans and leases compared to 0.07% last quarter and 0.05% one year ago. The allowance for loan and lease losses decreased to $5,871,000 as of September 30, 2006 from $5,924,000 as of June 30, 2006 and increased from $5,691,000 as of
September 30, 2005. The provision for loan and lease losses was $30,000 for the third quarter of 2006, a decrease from $156,000 for the second quarter of 2006 and an increase from $0 for the third quarter of 2005. The reserve as a percentage of loans and leases was 1.54% at September 30, 2006, compared to 1.49% at June 30, 2006 and 1.56% at September 30, 2005. Non performing assets were $299,000 at September 30, 2006 and net chargeoffs for the first nine months of 2006 were $78,000.

Performance measures in the third quarter of 2006: the Return on Average Assets
(ROAA) was 1.50%, Return on Average Equity (ROAE) was 14.39%, Return on Average Tangible Equity (ROATE) was 20.16% and the efficiency ratio was 47.03%. For the quarter ended June 30, 2006, the Company had a ROAA of 1.41%, ROAE of 13.52%, ROATE of 18.92% and an efficiency ratio of 48.01%. For the quarter ended September 30, 2005, the Company had a ROAA of 1.54%, ROAE of 15.32%, ROATE of 21.74% and an efficiency ratio of 45.44%.

Third Quarter Highlights

o American River Bankshares continues a long history of enhancing shareholder value with its 91st consecutive profitable quarter. In the third quarter of 2006, the Company repurchased 130,000 shares totaling $3,302,000 and year to date, has repurchased over 230,000 shares totaling nearly $6,000,000. Also in the third quarter of 2006, the Company declared a quarterly cash dividend of 15 cents per share.

o Net interest margin for the quarter ended September 30, 2006 was 5.01% compared to 4.92% for the quarter ended September 30, 2005. Net interest margin for the nine months ended September 30, 2006 was 5.03% compared to 4.95% for the nine months ended September 30, 2005.

o American River Bank's offices in the Greater Sacramento Area and Placer County experienced a decrease in total deposits of 7.5% to $317,860,000 at September 30, 2006 from $343,676,000 at September 30, 2005. Year over year, net loans increased 6.1% to $219,683,000 from $207,125,000.

o North Coast Bank, a division of American River Bank with three offices in Sonoma County, increased total deposits 9.0% to $68,159,000 at September 30, 2006 from $62,509,000 as of September 30, 2005. Year over year, net loans increased 5.0% to $76,241,000 from $72,597,000.

o Bank of Amador, a division of American River Bank with three offices in Amador County, experienced a decrease in total deposits of 5.1% to $107,661,000 at September 30, 2006 from $113,421,000 at September 30, 2005.
     Year over year, net loans decreased marginally to $78,472,000 from $78,534,000.


About American River Bankshares
-------------------------------
American River Bankshares [NASDAQ: AMRB] is the parent company of American River Bank ("ARB"), a community business bank serving Sacramento, CA that operates a family of financial services providers, including North Coast Bank [a division of "ARB"] in Sonoma County and Bank of Amador [a division of "ARB"] in Amador County. For more information, please call 916-231-6700 or visit www.amrb.com; www.americanriverbank.com; www.northcoastbank.com; or www.bankofamador.com.



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

Forward-Looking Statement
-------------------------
Certain statements contained herein are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks and uncertainties. Actual results may differ materially from the results in these forward-looking statements. Factors that might cause such a difference include, among other matters, changes in interest rates, economic conditions, governmental regulation and legislation, credit quality, and competition affecting the Company's businesses generally; the risk of natural disasters and future catastrophic events including terrorist related incidents; and other factors discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2005, and in reports filed on its 2006 Form 10-Q and Form 8-K. The Company does not undertake any obligation to publicly update or revise any of these forward-looking statements, whether to reflect new information, future events or otherwise.



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

American River Bankshares
Consolidated Balance Sheet (Unaudited)

                                                               September 30      September 30         %         December 31
                           ASSETS                                  2006              2005           Change         2005
                                                              -------------------------------------------------------------
Cash and due from banks                                       $  29,076,000     $  38,215,000       (23.9%)   $  34,825,000
Federal funds sold                                                       --         1,100,000         n/a         1,250,000
Interest-bearing deposits in bank                                 4,951,000         5,339,000        (7.3%)       4,844,000
Investment securities                                           149,776,000       175,539,000       (14.7%)     171,809,000
Loans and leases:
     Real estate                                                271,350,000       265,974,000         2.0%      265,995,000
     Commercial                                                  83,128,000        70,407,000        18.1%       77,971,000
     Lease financing                                              6,686,000         7,809,000       (14.4%)       7,967,000
     Other                                                       19,790,000        20,543,000        (3.7%)      20,029,000
     Deferred loan and lease originations fees, net                (687,000)         (786,000)      (12.6%)        (712,000)
     Allowance for loan and lease losses                         (5,871,000)       (5,691,000)        3.2%       (5,679,000)
                                                              -------------------------------------------------------------
                   Total loans and leases, net                  374,396,000       358,256,000         4.5%      365,571,000
                                                              -------------------------------------------------------------
Bank premises and equipment                                       1,905,000         1,983,000        (3.9%)       2,090,000
Accounts receivable servicing receivable, net                     2,611,000         2,486,000         5.0%        2,000,000
Intangible assets                                                17,903,000        18,119,000        (1.2%)      18,152,000
Accrued interest and other assets                                11,481,000        12,937,000       (11.3%)      12,222,000
                                                              -------------------------------------------------------------
                                                              $ 592,099,000     $ 613,974,000        (3.6%)   $ 612,763,000
                                                              =============================================================

                    LIABILITIES & EQUITY
Noninterest-bearing deposits                                  $ 154,549,000     $ 175,516,000       (11.9%)   $ 164,397,000
Interest checking                                                42,670,000        47,652,000       (10.5%)      46,364,000
Money market                                                    125,170,000       140,307,000       (10.8%)     133,443,000
Savings                                                          36,785,000        37,352,000        (1.5%)      37,610,000
Time deposits                                                   134,270,000       117,828,000        14.0%      118,892,000
                                                              -------------------------------------------------------------
     Total deposits                                             493,444,000       518,655,000        (4.9%)     500,706,000
                                                              -------------------------------------------------------------
Short-term borrowings                                            25,566,000        18,860,000        35.6%       39,386,000
Long-term debt                                                    6,722,000         8,286,000       (18.9%)       4,270,000
Accrued interest and other liabilities                            4,747,000         5,961,000       (20.4%)       5,655,000
                                                              -------------------------------------------------------------
     Total liabilities                                          530,479,000       551,762,000        (3.9%)     550,017,000
     Total equity                                                61,620,000        62,212,000        (1.0%)      62,746,000
                                                              -------------------------------------------------------------
                                                              $ 592,099,000     $ 613,974,000        (3.6%)   $ 612,763,000
                                                              =============================================================

Nonperforming loans and leases to total loans and leases               0.08%             0.05%                         0.02%
Net chargeoffs to average loans and leases (annualized)                0.03%             0.03%                         0.04%
Allowance for loan and lease loss to total loans and leases            1.55%             1.56%                         1.53%
Leverage Ratio                                                         7.59%             7.50%                         7.64%
Tier 1 Risk-Based Capital Ratio                                       10.19%            10.52%                        10.57%
Total Risk-Based Capital Ratio                                        11.44%            11.78%                        11.82%


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

American River Bankshares
Consolidated Statement of Income (Unaudited)

                                                 Third          Third        %          For the Nine Months        %
                                                Quarter        Quarter     Change       Ended September 30       Change
                                                  2006           2005                   2006           2005
                                              -------------------------------------------------------------------------
Interest income                               $ 9,737,000    $ 8,562,000    13.7%    $28,317,000    $24,247,000    16.8%
Interest expense                                2,939,000      1,809,000    62.5%      8,028,000      4,740,000    69.4%
                                              -------------------------------------------------------------------------
Net interest income                             6,798,000      6,753,000     0.7%     20,289,000     19,507,000     4.0%
Provision for loan and lease losses                30,000             --     n/a         270,000        272,000    (0.7%)
Total noninterest income                          605,000        594,000     1.9%      1,836,000      1,759,000     4.4%
Total noninterest expense                       3,602,000      3,464,000     4.0%     10,862,000     10,195,000     6.5%
                                              -------------------------------------------------------------------------
Income before taxes                             3,771,000      3,883,000    (2.9%)    10,993,000     10,799,000     1.8%
Income taxes                                    1,496,000      1,507,000    (0.7%)     4,338,000      4,182,000     3.7%
                                              -------------------------------------------------------------------------
Net income                                    $ 2,275,000    $ 2,376,000    (4.3%)   $ 6,655,000    $ 6,617,000     0.6%
                                              =========================================================================

Basic earnings per share                      $      0.41    $      0.42    (2.4%)   $      1.19    $      1.18     0.8%
Diluted earnings per share                           0.41           0.41      --            1.17           1.15     1.7%


Average diluted shares outstanding              5,609,839      5,740,870               5,677,800      5,741,351

Net interest margin as a percentage                  5.01%          4.92%                   5.03%          4.95%

Operating Ratios:
Return on average assets                             1.50%          1.54%                   1.47%          1.49%
Return on average equity                            14.39%         15.32%                  14.11%         14.71%
Return on average tangible equity                   20.16%         21.74%                  19.76%         21.11%
Efficiency ratio (fully taxable equivalent)         47.03%         45.44%                  47.45%         46.21%


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

American River Bankshares
Consolidated Statement of Income (Unaudited)
Trailing Four Quarters

                                             Third           Second           First          Fourth
                                            Quarter          Quarter         Quarter         Quarter
                                              2006            2006            2006            2005
                                          ------------------------------------------------------------
Interest income                           $  9,737,000    $  9,463,000    $  9,117,000    $  8,966,000
Interest expense                             2,939,000       2,764,000       2,325,000       2,011,000
                                          ------------------------------------------------------------
Net interest income                          6,798,000       6,699,000       6,792,000       6,955,000
Provision for loan and lease losses             30,000         156,000          84,000          50,000
Total noninterest income                       605,000         597,000         634,000         570,000
Total noninterest expense                    3,602,000       3,622,000       3,638,000       3,298,000
                                          ------------------------------------------------------------
Income before taxes                          3,771,000       3,518,000       3,704,000       4,177,000
Income taxes                                 1,496,000       1,381,000       1,461,000       1,610,000
                                          ------------------------------------------------------------
Net income                                $  2,275,000    $  2,137,000    $  2,243,000    $  2,567,000
                                          ============================================================

Basic earnings per share                  $       0.41    $       0.38    $       0.40    $       0.46
Diluted earnings per share                        0.41    $       0.38            0.39            0.45

Average diluted shares outstanding           5,609,839       5,698,170       5,726,674       5,721,542
Shares outstanding-end of period             5,407,500       5,535,576       5,624,644       5,604,479

Net interest margin as a percentage               5.01%           4.96%           5.12%           5.09%

Quarterly Operating Ratios:
Return on average assets                          1.50%           1.41%           1.49%           1.67%
Return on average equity                         14.39%          13.53%          14.41%          16.41%
Return on average tangible equity                20.16%          18.92%          20.20%          23.15%
Efficiency ratio (fully tax equivalent)          47.03%          48.01%          47.34%          42.21%

Earnings per share have been adjusted for a 5% stock dividend declared in 2005.



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